 Exhibit 99.1

Quanex Building Products to Acquire Tyman, Creating a Comprehensive Solutions Provider in the Building Products Industry

Acquisition Accelerates Quanex’s “BIGGER” Strategic Roadmap, Expanding Quanex’s Product Offering with Addition of Tyman’s Complementary Portfolio

Significantly Enhances Scale and Global Reach, Positioning Combined Company
for Profitable Growth and Value Creation

Delivers Material EPS Accretion in First Fiscal Year Post Close;
Approximately $30 Million in Annual Run-Rate Cost Synergies Anticipated

Investor Conference Call Scheduled for Today at 8:30 a.m. ET / 7:30 a.m. CT / 1:30 p.m. BST

HOUSTON – April 22, 2024 – Quanex Building Products Corporation (NYSE:NX) (“Quanex” or the “Company”) today announced it has reached agreement with Tyman plc (LSE:TYMN) (“Tyman”) on the terms of a recommended cash and share offer (“the Acquisition”), under which Quanex will acquire the entire issued and to be issued share capital of Tyman for approximately $1.1 billion1 in enterprise value.

Quanex’s Acquisition of Tyman creates a comprehensive solutions provider in the building products industry, which on a pro forma basis generated approximately $2 billion of revenue in the fiscal year ended October 31, 20232. Tyman’s family of brands includes highly regarded names that boast wide customer bases and offer product solutions in the window and door hardware, commercial access solutions, and seals and extrusions vertical segments for residential and commercial users across its North America, UK and Ireland, and International divisions. Together, the combined company will have global scale and leading positions across an enhanced offering of differentiated engineered components.

“This transformative acquisition accelerates our journey to becoming ‘BIGGER’, creating a leading supplier of building products with a more diverse geographic footprint, product offering and customer base,” said George Wilson, Chairman, President and Chief Executive Officer of Quanex. “With significantly enhanced scale, we are looking forward to fully optimizing our portfolio of products and assets to position Quanex as a comprehensive solutions provider for our customers. Importantly, we expect employees of both companies to also benefit from increased opportunities as part of a larger organization with expanded engineering, design and manufacturing capabilities.”

1 Value assumes GBP:USD exchange rate of 1.2373 as of April 19, 2024.

2 Based on FY 2023A financial figures using October 31, 2023 year end for Quanex and December 31, 2023 year end for Tyman. Assumes GBP:USD exchange rate of 1.2439 for 2023.

“As one company, we will have an enhanced financial profile grounded in attractive margins, strong free cash flow and a healthy balance sheet, that will enable us to invest in organic and inorganic growth opportunities to deliver superior returns for investors. The industrial logic and strategic rationale of bringing Quanex and Tyman together are clear and compelling, and we are confident in our ability to drive meaningful value creation for both Quanex and Tyman shareholders and enhanced market offerings for our customer base,” Wilson concluded.

Nicky Hartery, Tyman Chairman, stated in the formal 2.7 announcement released this morning, “This transformative and complementary transaction will strengthen the enlarged business for the benefit of all our customers, employees and other stakeholders. In the context of a rapidly evolving North American marketplace, our Board ultimately determined that this transaction is the best path to maximizing value for Tyman Shareholders, who will be able to realize a meaningful portion of their holding in cash at a significant premium to the prevailing share price while also participating in the future upside of the enlarged group3. Today marks the beginning of an exciting next chapter for Tyman and our talented employees, and we look forward to joining with Quanex to deliver future growth and success.”

Compelling Industrial Logic and Strategic Rationale for the Acquisition

•	Aligns with Quanex's "BIGGER" Strategic Roadmap for Growth and Value Creation. This transaction matches Quanex’s bold acquisition strategy, and provides exposure to an enhanced product offering and additional markets, moving Quanex closer to its $2 billion revenue target.

•	Creates a Larger, More Diversified Supplier of Components to OEMs. Quanex and Tyman have complementary product portfolios of trusted brands, routes to market and manufacturing processes, as well as highly complementary customer bases.

•	Strengthens Brand Leadership. Tyman’s family of brands includes highly-regarded names in their respective business segments, which boast wide customer bases. These brands offer product solutions in the window and door hardware, commercial access solutions and seals and extrusions verticals.

•	Enhances Financial Profile by Accelerating Growth and Increasing Profitability. The combined company will benefit from larger scale, higher profitability and stronger cash flow, positioning it well to pursue organic and inorganic growth opportunities.

—	Enhanced Scale and Attractive Margins. The combined company achieves greater scale and reach with combined fiscal year 2023 revenues of approximately $2 billion and higher EBITDA margin pro forma for full cost synergies[4].

—	Earnings Accretive. The Acquisition is expected to be meaningfully accretive to earnings in the first full fiscal year following the completion of the Acquisition, taking into account cost synergies.

—	Strong Cash Flows and Opportunity to Invest in Growth. The increased scale is expected to result in a healthy balance sheet, strong liquidity and an improved cash flow profile.

3 Enlarged Group means the enlarged group following completion of the Acquisition, comprising Quanex and Tyman.

4 Based on FY 2023A financial figures using October 31, 2023 year end for Quanex and December 31, 2023 year end for Tyman. Assumes GBP:USD exchange rate of 1.2439 for 2023 including approximately $30M of run-rate cost synergies.

—	Prudent Financing Structure. The combined company is expected to maintain modest net leverage upon completion of the Acquisition, and expects to achieve net leverage of approximately 1.5x in the medium-term following completion of the Acquisition.

•	Substantial Value Creation Unlocked for both Tyman and Quanex Shareholders Through Material Synergy Opportunity. The Acquisition will result in significant recurring pre-tax cost synergies of approximately $30 million on an annual run-rate basis which are expected to be achieved within two years after transaction close.

—	Additional Revenue Synergy Potential. There are several potential revenue opportunities expected for the combined company, including additional revenue growth through capitalizing on the cross-selling opportunities that will arise from Quanex's and Tyman's complementary customer base and the optimization of Tyman's customer mix.[5]

Transaction Details

Under the terms of the Acquisition, Tyman shareholders will be entitled to receive an implied value of 400.0 pence for each Tyman share (the "Consideration"), based on Quanex's last closing share price of $34.64 on April 19, 2024. Tyman shareholders will have the option to elect to receive the Consideration as either a mix of 240.0 pence in cash and 0.05715 shares of Quanex common stock for each Tyman share, or as a Capped All-Share alternative of 0.14288 shares of Quanex common stock per Tyman share. The Capped All-Share alternative will be subject to proration if more than 25% of the outstanding Tyman shares elect to receive this alternative. Upon close of the Acquisition, Tyman shareholders will own between approximately 30% and 32% of Quanex, depending on shareholder elections, on a fully diluted basis.

Based on Quanex's last closing share price of $34.64 on April 19, 2024, the Consideration represents:

•	A premium of approximately 35.1% to the closing price of the Tyman shares of 296.0 pence on the London Stock Exchange on April 19, 2024;
•	A premium of approximately 36.0% to the one-month volume weighted average price of 294.2 pence per Tyman Share; and
•	A premium of approximately 40.5% to the six-month volume weighted average price of 284.8 pence per Tyman Share.

Tyman shareholders will also be entitled to receive the final dividend of 9.5 pence per Tyman share, as declared by Tyman on March 7, 2024.

The Acquisition is not subject to any financing contingency, with Quanex having attained fully committed financing from Wells Fargo Bank, N.A., Bank of America Securities and TD Bank.

The full terms and conditions of the Acquisition are set out in a joint announcement released by Quanex and Tyman in the UK today under Rule 2.7 of the Takeover Code. A copy of such announcement will be available on the Quanex website at https://www.roadto2b.com, subject to certain access restrictions.

5 Although the Quanex Directors are confident of realizing value via the delivery of revenue synergies, these have not been quantified for public reporting under the Takeover Code at this stage.

Timing and Approvals

The Acquisition has been unanimously approved by the Boards of Directors of both Quanex and Tyman and is currently expected to close in the second half of calendar year 2024, subject to the satisfaction of customary closing conditions, including shareholder approval from both Tyman and Quanex shareholders and regulatory approvals.

Irrevocable undertaking from Teleios

Teleios, which owns approximately 16.4% of the outstanding shares of Tyman, has entered into an irrevocable undertaking to vote in favor of the Acquisition at the Tyman shareholder meetings and to elect for the Capped All-Share Alternative.

Headquarters and Leadership

Following closing of the Acquisition, the combined company’s headquarters will be located at Quanex’s current head office in Houston, Texas. Quanex currently does not intend to close any of Tyman's manufacturing facilities as a result of the Acquisition.

The combined company will be led by Mr. Wilson and the Quanex executive team.

Advisors

UBS Investment Bank is serving as sole financial advisor to Quanex. Foley & Lardner LLP and Travers Smith LLP are serving as legal advisors to Quanex.

Conference Call and Webcast Information

Quanex will host a conference call today at 8:30 a.m. ET / 7:30 a.m. CT / 1:30 p.m. BST to discuss this transaction. Participants can pre-register for the conference call using the following link: https://register.vevent.com/register/BI5b79d00466184ba4ae6b79930f67dd32.

Registered participants will receive an email containing conference call details for dial-in options. To avoid delays, it is recommended that participants dial into the conference call ten minutes ahead of the scheduled start time.

A link to the live audio webcast will be available on Quanex’s website at http://www.quanex.com in the Investors section under Presentations & Events. A replay will be available for a limited time on the Company’s website at http://www.quanex.com in the Investors section under Presentations & Events.

About Quanex, A Part of Something BiggerSM

Quanex (NYSE:NX) is a global manufacturer with core capabilities and broad applications across various end markets. The Company currently collaborates and partners with leading OEMs to provide innovative solutions in the window, door, vinyl fencing, solar, refrigeration and cabinetry markets.  Looking ahead, Quanex plans to leverage its material science expertise and process engineering to expand into adjacent markets. Learn more at http://www.quanex.com.

About Tyman

Tyman is a leading international supplier of engineered fenestration components and access solutions to the construction industry. The Group designs and manufactures products that enhance the comfort, sustainability, security, safety and aesthetics of residential homes and commercial buildings. Tyman's portfolio of leading brands serve their markets through three regional divisions (North America, UK and Ireland and Europe) and cover all aspects of the hardware and sealing solutions required for doors and windows, and a full suite of solutions for roof, wall and floor access in residential and commercial buildings.

No Offer or Solicitation

The information contained on this press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or in any other jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued in the transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the transaction. Any decision in respect of, or other response to, the transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the transaction by way of a takeover offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

This press release does not constitute a prospectus or a prospectus exempted document.

Important Additional Information will be Filed with the SEC

In connection with the transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). Before making any voting decision, Quanex’s stockholders are urged to read the proxy statement, including the scheme document (or, if applicable, the offer document), and other relevant documents filed or to be filed with the SEC in connection with the transaction or incorporated by reference in the proxy statement (if any) carefully and in their entirety when they become available because they will contain important information about the transaction and the parties to the transaction. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Quanex’s stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex’s website at https://investors.quanex.com.

Participants in the Solicitation

Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when it is filed with the SEC. Information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

Forward Looking Statements

This document contains “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and/or Tyman and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements contained in this document include statements relating to the expected effects of the Acquisition on Tyman and/or Quanex, the expected timing and scope of the Acquisition, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of Quanex or Tyman. Although Tyman and/or Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Tyman and/or Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the Acquisition will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Acquisition (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the Acquisition is implemented, the inability of the combined company to integrate successfully Quanex’s and Tyman’s operations when (and if) the Acquisition is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Acquisition when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this press release.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this press release may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this press release are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this press release. All subsequent oral or written forward-looking statements attributable to Quanex or Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of Quanex or Tyman undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Profit Forecasts or Estimates

No statement in this press release is intended as a profit forecast or estimate for any period and no statement in this press release should be interpreted to mean that earnings or earnings per share for Quanex or Tyman, as appropriate, for the current or future fiscal years would necessarily match or exceed the historical published earnings or earnings per share for Quanex or Tyman, as appropriate.

Disclosure Requirements of the Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the press release in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the press release in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, then they will be deemed to be a single person for the purpose of Rule 8.3. Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made, can be found in the Disclosure Table on the Panel’s website at http://www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, then you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

Publication of this announcement on website

A copy of this announcement will be available, free of charge, subject to certain restrictions relating to persons resident in Restricted Jurisdictions on Quanex's website at https://www.roadto2b.com by no later than 12:00 p.m. (London time) on the business day following this announcement.

For the avoidance of doubt, the contents of this website and any websites accessible from hyperlinks on this website are not incorporated into, and do not form part of, this announcement.

Rounding

Certain figures included in this press release have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

The directors of Quanex accept responsibility for the information contained in this presentation which relates to Quanex. To the best of the knowledge and belief of Quanex’s directors (who have taken all reasonable care to ensure that such is the case), the information contained in this presentation is in accordance with the facts and does not omit anything likely to affect the import of such information.

This document contains statements of estimated cost savings and synergies (together, the “Quantified Financial Benefits Statement”) arising from the Acquisition.

A copy of the Quantified Financial Benefits Statement is set out below:

The Quanex Directors, having reviewed and analyzed the potential cost synergies of the Transaction, and taking into account the factors they can influence, believe that the Enlarged Group can deliver approximately $30 million of pre-tax recurring cost synergies on an annual run-rate basis, expected to be realized by the end of the second full year following completion of the Transaction.

The quantified cost synergies, which are expected to originate from the cost bases of both Quanex and Tyman, are expected to be realized primarily from:

•	approximately 30 per cent. in corporate and listing related costs, generated from de-duplication and rationalization of public company costs and of executive leadership;

•	approximately 30 per cent. in procurement savings from scale economies and consolidation of overlapping spend categories; and

•	approximately 40 per cent. in savings from consolidation and de-duplication of overlapping administrative and commercial functions and activities.

The Quanex Directors expect approximately 50 per cent. of these cost synergies to be achieved by the end of the first 12-month period following completion of the Transaction and the full run-rate by the second anniversary of completion of the Transaction.

The Quanex Directors estimate that the realization of the identified cost synergies will result in one-off costs to achieve of approximately $35 million in aggregate over the first two years post completion of the Transaction.

Potential areas of dis-synergy expected to arise in connection with the Transaction have been considered and were determined by the Quanex Directors to be immaterial for the analysis.

The identified cost synergies will occur as a direct result of the success of the Transaction and would not be achieved on a standalone basis. The identified cost synergies reflect both the beneficial elements and relevant costs.

Bases of Belief and Principal Assumptions for the Quantified Financial Benefits Statement

In preparing the Quantified Financial Benefits Statement, Tyman has provided Quanex with certain operating and financial information to facilitate a detailed analysis in support of evaluating the potential synergies available from the Transaction. Where possible, estimated benefits and costs have been calculated on a bottom-up basis. In circumstances where data has been limited for commercial, regulatory, or other reasons, Quanex management has made estimates and assumptions to aid its development of individual synergy initiatives. The assessment and quantification of the potential synergies have, in turn, been informed by the Quanex management’s industry experience and knowledge of the existing businesses, together with consultation with Tyman.

The synergy assumptions have been risk-adjusted.

The cost bases used as the basis for the Quantified Financial Benefits Statement are Quanex last twelve months to 31 January 2024 (with adjustments made to reflect non-recurring items) and manpower costs and headcount data as of 25 March 2024, and Tyman audited financial results and headcount data for the year ending 31 December 2023 (with adjustments made to reflect non-recurring items and expected future changes in certain costs).

In arriving at the Quantified Financial Benefits Statement, the Quanex Directors have assumed:

•	No material change to macroeconomic, political, legal, or regulatory conditions in the markets or regions in which Quanex and Tyman operate;

•	No material change in accounting standards;

•	No material change in the underlying operations of either business from the Transaction;

•	No material impact from divestments from either the Quanex or Tyman existing businesses;

•	No material change in tax legislation, tax rates, or other legislation in the UK or US that could materially impact the ability to achieve any benefits;

•	No material change in current foreign exchange rates;

•	Foreign exchange conversions based on 3 April 2024 spot rates;

•	The Enlarged Group will be publicly listed in the United States.

In addition, the Quanex Directors have assumed that the cost synergies are substantively within Quanex’s control, albeit that certain elements are dependent in part on negotiations with third parties.

Reports

As required by Rule 28.1(a) of the Takeover Code, KPMG, as reporting accountants to Quanex, and UBS AG, London Branch, as financial adviser to Quanex, have provided the reports required under that Rule. Copies of these reports are included in the announcement made by Quanex Building Products Corporation and Tyman plc on or about the date of this document.

Notes

The Quantified Financial Benefits Statement relates to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. In addition, due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, the estimated synergies referred to may not be achieved, or may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated.

The Quantified Financial Benefits Statement should not be construed as a profit forecast or interpreted to mean that Quanex’s earnings in the first full year following completion of the Acquisition, or in any subsequent period, will necessarily match or be greater than or be less than those of Quanex or Tyman for the relevant preceding financial period or any other period.

For the purposes of Rule 28 of the Takeover Code, the Quantified Financial Benefits Statement is the responsibility of Quanex and the Quanex Directors.

UBS Disclaimer

Quanex has engaged UBS as a financial advisor in connection with the transaction referred to herein. UBS is acting exclusively for Quanex and no one else in connection with the possible offer and the contents of this announcement. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the process, contents of this announcement or any other matter referred to herein.

Quanex Contacts:

Investor Contact

Scott Zuehlke

SVP, Chief Financial Officer & Treasurer

+1-713-877-5327

scott.zuehlke@quanex.com

Media Contact

Arielle Rothstein / Andrew Siegel / Lyle Weston

Joele Frank, Wilkinson Brimmer Katcher

+1-212-355-4449